Report of Independent Auditors
To the Board of Directors of Thrivent Financial for Lutherans
Opinions
We have audited the accompanying statutory-basis financial statements of Thrivent Financial for Lutherans (the “Company” ), which comprise the statutory-basis statements of assets, liabilities and surplus as of December 31, 2025 and 2024, and the related statutory-basis statements of operations, of surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the assets, liabilities and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2025.
Basis for Opinions
We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.
The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Report of Independent Auditors, continued
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.
Auditors' Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with US GAAS, we:
•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 13, 2026

Thrivent Financial for Lutherans
Statutory-Basis Statements of Assets, Liabilities and Surplus
As of December 31, 2025 and 2024
(in millions)
	2025	2024
Admitted Assets
Bonds	$54,999	$52,993
Stocks	2,230	1,542
Mortgage loans	10,960	10,867
Real estate	19	18
Cash, cash equivalents and short-term investments	1,860	1,437
Contract loans	1,085	1,073
Receivables for securities	391	59
Limited partnerships	9,240	10,836
Derivatives	742	220
Other invested assets	1,175	688
Total cash and invested assets	82,701	79,733
Accrued investment income	606	615
Due premiums and considerations	129	127
Other assets	46	37
Separate account assets	38,997	37,442
Total Admitted Assets	$122,479	$117,954
Liabilities
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220
Deposit liabilities	5,273	5,566
Contract claims	524	469
Member dividends payable	443	436
Interest maintenance reserve	347	328
Asset valuation reserve	2,892	3,030
Transfers due to/(from) separate accounts, net	(730)	(612)
Payable for securities	610	233
Securities lending obligation	551	553
Other liabilities	852	879
Separate account liabilities	38,857	37,324
Total Liabilities	$107,407	$103,426
Surplus
Unassigned funds	$15,064	$14,513
Other surplus	8	15
Total Surplus	$15,072	$14,528
Total Liabilities and Surplus	$122,479	$117,954
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Operations
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Revenues
Premiums	$5,630	$5,948	$5,520
Considerations for supplementary contracts with life contingencies	193	454	230
Net investment income	3,822	3,830	3,233
Separate account fees	779	769	739
Amortization of interest maintenance reserve	55	55	88
Other revenues	55	67	68
Total Revenues	$10,534	$11,123	$9,878
Benefits and Expenses
Death benefits	$1,335	$1,315	$1,289
Surrender benefits	4,316	4,700	4,472
Change in reserves	2,634	2,796	1,640
Other benefits	2,439	2,540	2,237
Total benefits	10,724	11,351	9,638
Commissions	383	351	280
General insurance expenses	1,064	990	950
Fraternal benefits and expenses	280	223	169
Transfers due to/(from) separate accounts, net	(2,866)	(2,948)	(2,153)
Total expenses and net transfers	(1,139)	(1,384)	(754)
Total Benefits and Expenses	$9,585	$9,967	$8,884
Gain from Operations before Dividends and Capital Gains and Losses	$949	$1,156	$994
Member dividends	443	436	419
Gain from Operations before Capital Gains and Losses	$506	$720	$575
Realized capital gains and (losses), net	209	(122)	(62)
Net Income	$715	$598	$513
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Surplus
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Surplus, Beginning of Year	$14,528	$14,287	$13,768
Prior year adjustment	—	—	40
Adjusted Balance – Beginning of Year	$14,528	$14,287	$13,808
Net income	715	598	513
Change in unrealized investment gains and losses	(442)	(89)	(20)
Change in non-admitted assets	(2)	(131)	32
Change in asset valuation reserve	138	(243)	(134)
Change in surplus of separate account	22	16	22
Deferred gain on Medicare supplement reinsurance	(8)	(8)	(8)
Pension liability adjustment	54	98	74
Change in reserve valuation basis	67	—	—
Surplus, End of Year	$15,072	$14,528	$14,287
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Cash from Operations
Premiums	$5,818	$6,396	$5,743
Net investment income	3,137	2,915	2,672
Other revenues	834	836	807
	9,789	10,147	9,222
Benefit and loss-related payments	(8,038)	(8,598)	(8,010)
Transfers (to)/from separate account, net	2,748	2,899	2,115
Commissions and expenses	(1,710)	(1,556)	(1,383)
Member dividends	(436)	(420)	(376)
Other	—	—	3
Net Cash from Operations	$2,353	$2,472	$1,571
Cash from Investments
Proceeds from investments sold, matured or repaid:
Bonds	$9,386	$6,948	$6,153
Stocks	495	913	1,142
Mortgage loans	932	705	661
Limited partnerships	3,802	1,305	821
Other	378	227	449
	14,993	10,098	9,226
Cost of investments acquired or originated:
Bonds	(11,490)	(9,331)	(6,758)
Stocks	(956)	(985)	(616)
Mortgage loans	(1,026)	(710)	(812)
Limited partnerships	(1,954)	(1,731)	(1,787)
Other	(716)	(304)	(393)
	(16,142)	(13,061)	(10,366)

Mortgage dollar rolls	(346)	(2)	(67)
Change in net amounts due (to)/from broker	—	—	(55)
Change in collateral held for securities lending	(2)	(91)	352
Change in contract loans	(12)	(9)	(17)
Net Cash from Investments	$(1,509)	$(3,065)	$(926)
Cash from Financing and Miscellaneous Sources
Net deposits (payments) on deposit-type contracts	$(293)	$19	$23
Other	(128)	3	152
Net Cash from Financing and Miscellaneous Sources	$(421)	$22	$175
Net Change in Cash, Cash Equivalents and Short-Term Investments	$423	$(571)	$820
Cash, Cash Equivalents and Short-Term Investments, Beginning of Year	$1,437	$2,008	$1,188
Cash, Cash Equivalents and Short-Term Investments, End of Year	$1,860	$1,437	$2,008
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Statutory-Basis Statements of Cash Flow
For the Years Ended December 31, 2025, 2024 and 2023
(in millions)
	2025	2024	2023
Supplemental disclosures for non-cash transactions not included above
Refinanced mortgage loans and mutual fund mortgage transfers	$79	$—	$74
Transferred collateral on collateralized fund obligation	$—	$—	739
FHLB conversion from borrowed money to funding agreements	$—	$—	$900
Mortgage foreclosure and capital contribution to Gold Ring Holdings, LLC	$—	$16	$—
Transfer from White Rose Opportunity Fund distribution	$—	$53	$—
Mortgage dollar rolls and tax free exchange purchases	$(7,733)	$(2,382)	$(1,370)
Mortgage dollar rolls and tax free exchange sales	$7,387	$2,380	$1,303
CASL 2024-4 CLUB student loan purchase	$—	$(1,842)	$—
CASL 2024-4 CLUB student loan sale	$—	$1,842	$—
2025 Badger FBN purchases	$(2,286)	$—	$—
2025 Badger FBN sales	$2,286	$—	$—
Non-cash contributions to Holdings, Inc.	$6	$—	$—
Non-cash Initial Public Offering reverse stock split	$30	—	—
The accompanying notes are an integral part of these statutory-basis financial statements.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements
For the Years Ended December 31, 2025, 2024 and 2023
1. Nature Of Operations And Significant Accounting Policies
Nature of Operations
Thrivent Financial for Lutherans (“Thrivent”) is a fraternal benefit society that provides life insurance, retirement products, disability income, long-term care insurance and Medicare supplement insurance to members. Thrivent is licensed to conduct business throughout the United States and distributes products to members primarily through a network of career financial representatives. Thrivent’s members are offered additional financial products and services, such as investment funds and trust services, through subsidiaries and affiliates.
Significant Accounting Policies
The accompanying statutory-basis financial statements have been prepared in accordance with statutory accounting practices (“SAP”) prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance. Thrivent has no prescribed or permitted practices.
The State of Wisconsin Office of the Commissioner of Insurance recognizes only SAP for determining and reporting the financial condition and results of operations of a fraternal benefit society in order to determine its solvency under Wisconsin’s Insurance Laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted practices by the State of Wisconsin. NAIC SAP is comprised of the Preamble, the Statements of Statutory Accounting Principles (“SSAP”), and Appendices.
The significant accounting practices used in preparation of the statutory-basis financial statements are summarized as follows:
Investments
Bonds: Bonds are generally carried at amortized cost, depending on the nature of the security and as prescribed by NAIC guidelines. Discounts or premiums on bonds are amortized over the term of the securities using the modified scientific method. Interest income is recognized when earned. Bond exchange traded funds (“ETFs”) on the Securities Valuation Office (“SVO”) Identified Funds list are stated using the fair value measurement method.
Stocks: Common stocks of unaffiliated companies are stated at fair value. Common stocks of unconsolidated subsidiaries are carried at the stock’s equity basis. Investments in mutual funds are carried at net asset value (“NAV”). Preferred stocks are carried at market value or amortized cost depending on the preferred stock's convertible characteristics and NAIC subgroup. Issues rated not in good standing are reported at lower of amortized cost or fair market value. Redeemable preferred stocks are reported at amortized costs unless they have an NAIC designation of 4, 5, or 6 which are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are reported at fair value, not to exceed the current call price for the stock.
Mortgage Loans: Mortgage loans are generally carried at unpaid principal balances less valuation adjustments. Interest income is accrued on the unpaid principal balance using the loan’s contractual interest rate. There are currently no mortgage loans with a discount or premium. Interest income and amortization of premiums and discounts are recorded as a component of net investment income along with prepayment fees and mortgage loan fees.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Real Estate: Home office real estate is valued at original cost, plus capital expenditures less accumulated depreciation and encumbrances. Depreciation expense is determined using the straight-line method over the estimated useful life of the properties. Real estate expected to be disposed is carried at the lower of cost or fair value, less estimated costs to sell.
Cash, Cash equivalents and Short-term Investments: Cash and cash equivalents include demand deposits, highly liquid investments purchased with an original maturity of three months or less and investments in money market mutual funds. Demand deposits and highly liquid investments are carried at amortized cost while investments in money market mutual funds are carried at fair value. Short-term investments have contractual maturities of one year or less at the time of acquisition. Included in short-term investments are commercial paper and agency notes, which are carried at amortized cost.
Contract Loans: Contract loans are generally carried at the loans’ aggregate unpaid balances. Contract loans are collateralized by the cash surrender value of the associated insurance contracts.
Limited Partnerships: Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient. For distributions received, income is recognized to the extent they do not exceed undistributed earnings. Distributions received in excess of undistributed earnings are recorded as a return of capital.
Other Invested Assets: Other invested assets include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value. Interest income on residual tranches is recorded under the effective yield method using the Allowable Earned Yield, capped by the amount of cash distributions received. Non-collateral loans and surplus notes are carried at amortized cost.
Derivatives: Derivatives consist primarily of mortgage dollar rolls, call spread options, foreign currency swaps, and futures and are primarily carried at fair value. Thrivent uses a mortgage dollar roll program to enhance the yield on the mortgage-backed security (“MBS”) portfolio. Mortgage dollar rolls are transactions whereby Thrivent sells an MBS to a counterparty and subsequently enters into a commitment to purchase another MBS security at a later date. Thrivent’s mortgage dollar roll program generally includes a series of mortgage dollar rolls extending for more than a year. Thrivent had $509 million and $161 million in the mortgage dollar roll program as of December 31, 2025 and 2024, respectively. Mortgage dollar rolls are reported as bonds in 2024 within the Statements of Assets, Liabilities, and Surplus. As a result of the adoption of an accounting pronouncement in 2025, mortgage dollar rolls are now reported as derivatives in 2025. Given this reclassification, derivatives are reported separately in the Statements of Assets, Liabilities, and Surplus. Certain prior period amounts related to derivatives have been reclassified from other invested assets to derivatives.
Securities Lending: Securities loaned under Thrivent’s securities lending agreement are carried at amortized cost or fair value, depending on the nature of the security and as prescribed by NAIC guidelines. Thrivent generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in highly-liquid, highly rated securities which are included in bonds and cash, cash equivalents and short-term investments. A liability is also recognized for the amount of the collateral. Market values of securities loaned and corresponding collateral are monitored daily, and additional collateral is obtained as necessary. Thrivent requires a minimum level of collateral to be held for loaned securities.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Offsetting Assets and Liabilities: Thrivent presents securities lending agreements and derivatives on a gross basis in the statutory-basis financial statements.
Unrealized Investment Gains and Losses: Unrealized investment gains and losses include changes in fair value of bonds, unaffiliated stocks, affiliated common stocks, affiliated mutual funds, ETFs, limited partnerships, derivatives and other invested assets and are reported as a direct increase or decrease to surplus.
Realized Capital Gains and Losses: Realized capital gains and losses on sales of investments are determined using the specific identification method for bonds and average cost method for stocks.
Thrivent’s investments are periodically reviewed, and those securities where the current fair value is less than amortized cost are evaluated for indicators that show the decline in value is other-than-temporary. The review includes an evaluation of each security issuer’s creditworthiness, such as the ability to generate operating cash flow while remaining current on all debt obligations, and any changes in credit ratings from third party agencies. Other factors include the severity and duration of the unrealized loss, Thrivent’s ability to collect all amounts due according to the contractual terms of the debt security and Thrivent’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market.
The potential need to sell securities in an unrealized loss position which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are written down, primarily to fair value, and the write-down is included in realized capital gains and losses in the Statutory-Basis Statements of Operations. If, in response to changed conditions in the capital markets, Thrivent decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.
Certain realized capital gains and losses on fixed income securities sold prior to maturity are transferred to the interest maintenance reserve (“IMR”).
Fair Value of Financial Instruments: In estimating the fair values for financial instruments, the significance of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on the evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value driver inputs are observable. A Level 3 financial instrument is valued using significant inputs that are unobservable.
Separate Accounts
Separate account assets and liabilities represent funds that are separately administered for variable annuity and variable life contracts, for which the contract holder, rather than Thrivent bears the investment risk. Fees charged on separate account contract holder account value, include mortality and expense charges, rider fees, and advisor fees and are recognized when due. Separate account assets, which consist of investment funds, are carried at fair value based on published NAVs and include the value of seed money. Separate account liability values are not guaranteed to the contract holder; however, general account reserves include provisions for the

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

guaranteed minimum death and living benefits contained in the contracts. Reserve assumptions for these benefits are discussed in the Aggregate Reserves for Life, Annuity and Health Contracts section.
Aggregate Reserves for Life, Annuity and Health Contracts
Reserves for life contracts issued prior to 2020 are calculated primarily using the Commissioners’ Reserve Valuation Method generally based upon the 1941, 1958, 1980, 2001, and 2017 Commissioners’ Standard Ordinary and American Experience Mortality Tables with assumed interest rates ranging from 2.5% to 5.5%. Reserves on contracts issued on a substandard basis are valued using the valuation mortality rates for the substandard rating. Reserves for life contracts issued on or after January 1, 2020 and Term Life contracts issued from January 1, 2017 through December 31, 2019, are calculated using the Principles-Based Reserve (PBR) approach described in VM-20. The reserve held is the greatest of two model-based reserve calculations and a formulaic calculation called the Net Premium Reserve (“NPR”).
Reserves for fixed annuities, supplementary contracts with life contingencies and other benefits are computed using recognized and accepted mortality tables and methods, which equal or exceed the minimum reserves calculated under the Commissioners’ Annuity Reserve Valuation Method. Fixed indexed annuity reserves are calculated according to the Black-Scholes Projection Method described in Actuarial Guideline 35. Reserves for variable annuities with guaranteed death and living benefits, regardless of issue date, are computed on an aggregate basis using the requirements specified in VM-21, including assumptions for guaranteed minimum death benefits and living benefits. This approach uses the greatest of two stochastic modeling approaches (company prudent assumptions or industry prescribed assumptions) but is never less than the cash surrender value floor.
Accident and health contract reserves are generally calculated using the two-year preliminary term, one-year preliminary term and the net level premium methods based upon various morbidity tables. In addition, for long-term care and disability income products, a premium deficiency reserve is held to the extent future premiums and current reserves are less than the value of future expected claim payments and expenses.
The reserve assumptions inherent in these approaches are designed to be sufficient to provide for all contractual benefits. Thrivent waives deduction of deferred fractional premiums upon the death of insureds and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.
Deposit Liabilities
Deposit liabilities have been established on certain annuity and supplemental contracts, as well as funding agreements issued to the Federal Home Loan Bank of Chicago (“FHLB”), that do not subject Thrivent to mortality and morbidity risk. Changes in future benefits on these deposit-type contracts are classified as deposit-type transactions and thereby excluded from net additions to contract reserves.
Contract Claims
Claim liabilities are established in amounts estimated to cover incurred claims. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims based on past experience.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Interest Maintenance Reserve
Thrivent is required to maintain an IMR which is primarily used to defer certain realized capital gains and losses on fixed income investments as prescribed by the NAIC in SSAP No. 7. (Asset Valuation Reserve and Interest Maintenance Reserve). Net realized capital gains and losses deferred to IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold.
Asset Valuation Reserve
Thrivent is required to maintain an asset valuation reserve (“AVR”), which is a liability calculated using a formula prescribed by the NAIC in SSAP No. 7. The AVR is a general provision for future potential losses in the value of investments, unrelated to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the Statutory-Basis Statements of Surplus.
Borrowed Money
Borrowed money represents advances from Federal Home Loan Bank. The liability is primarily carried at an amount equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Premiums and Considerations
Traditional life insurance premiums are recognized as revenue when due. Variable life, universal life, annuity premiums and considerations of supplemental contracts with life contingencies are recognized when received. Health insurance premiums are recognized pro rata over the terms of the policies. Thrivent presents the impact of internal (1035 exchanges) on a net basis within the Summary of Operations.
Fraternal Benefits and Expenses
Fraternal benefits and expenses include all fraternal activities and expenses incurred to provide or administer fraternal benefits and programs related to Thrivent’s fraternal charter. This includes activities and costs necessary to maintain Thrivent’s fraternal lodge system. Thrivent conducts fraternal activities primarily through a lodge system where members participate in locally sponsored fraternal activities. Lodge activities are designed to create an opportunity for impact via social, intellectual, educational, charitable, benevolent, moral, fraternal, patriotic or religious purposes for the benefit of members and the public and are supported through a variety of lodge programs and services.
Dividends to Members
The majority of Thrivent’s insurance products are participating in nature. Dividends on these policies to be paid to members in the subsequent 12 months are reflected in the Statutory-Basis Statements of Operations for the current year. Dividends are not currently being paid on most health insurance nor annuity contracts. Dividend scales are approved annually by Thrivent’s Board of Directors.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Income Taxes
Thrivent, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, income earned by Thrivent is generally exempt from taxation; therefore, no provision for income taxes has been recorded. Thrivent may pay income taxes on certain unrelated business activity such as debt-financed income.
Basis of Presentation
The accompanying statutory-basis financial statements of Thrivent have been prepared in accordance with accounting practices prescribed or permitted by the State of Wisconsin Office of the Commissioner of Insurance, which practices differ from U.S. generally accepted accounting principles (“GAAP”). Differences between GAAP financial statements and statutory-basis financial statements as of December 31, 2025 and 2024 and for the three years in the period ended December 31, 2025, have not been quantified but are presumed to be material.
The following describes the more significant statutory accounting policies that are different from GAAP accounting policies:
Bonds and Preferred Stocks: For GAAP purposes, investments in bonds and preferred stocks are reported at fair value with the change in fair value reported as a separate component of comprehensive income for available-for-sale securities and reported as realized gains or losses for trading securities.
Common Stocks: For GAAP purposes, investments in common stocks are reported at fair value with unrealized gains and losses reported as a component of net income.
Limited Partnerships: For GAAP purposes, the equity method reports the change in the equity value of the limited partnerships through earnings as a component of net investment income.
Acquisition Costs: For GAAP purposes, costs incurred that are directly related to the successful acquisition and issuance of new or renewal insurance contracts are deferred to the extent such costs are deemed recoverable from future profits and amortized on a constant level basis.
Contract Liabilities: For GAAP purposes, liabilities for future contract benefits and expenses are estimated based on expected experience or actual account balances.
Non-Admitted Assets: For GAAP purposes, certain assets, primarily furniture, equipment, receivables over 90 days old, values of certain entities and equity-method investments where audits are not performed, overfunded plan assets on qualified benefit plans and agents’ debit balances, are not charged directly to equity and are not excluded from the balance sheet.
Interest Maintenance Reserve: For GAAP purposes, an IMR is not maintained.
Asset Valuation Reserve: For GAAP purposes, an AVR is not maintained.
Premiums and Withdrawals: For GAAP purposes, funds deposited and withdrawn on universal life and investment-type contracts are not recorded in the income statement.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
1. Nature Of Operations And Significant Accounting Policies, continued

Consolidation: For GAAP purposes, controlled subsidiaries are consolidated into the results of their parent.
Use of Estimates
The preparation of statutory-basis financial statements in conformity with SAP requires management to make estimates and assumptions that affect the amounts reported in the statutory-basis financial statements and accompanying notes. The more significant estimates relate to fair values of investments, reserves for life, health and annuity contracts and pension and other retirement benefit liabilities. Actual results could differ from those estimates.
New Accounting Guidance
In 2025, Thrivent adopted revisions to SSAP No. 26 (Bonds) and SSAP No. 43 (Asset-Backed Securities) for the principles-based bond definition, which included consideration of factors to determine whether certain investments qualify for reporting on the statutory financial statements as a bond. Additionally, the guidance revised SSAP No. 2 (Cash, Cash Equivalents, Drafts, and Short-Term Investments) to preclude asset-backed securities, mortgage loans and other invested assets from being reported as cash equivalents or short-term investments. The guidance is effective beginning January 1, 2025 and did not have a material impact on Thrivent’s financial statements.
In 2025, Thrivent adopted updated guidance for residual tranches under SSAP No. 21 (Other Admitted Assets). Unrealized gains or losses as of December 31, 2024, were recognized as realized, with the market value becoming the January 1, 2025 cost basis. Interest income must follow the effective yield method using Allowable Earned Yield (AEY), capped by cash distributions. Thrivent reported a net realized gain of $15 million upon adoption.
In 2025, Thrivent adopted revisions to SSAP No. 43 (Asset-Backed Securities) that allow use of either prospective or retrospective methods for adjusting cash flows and prepayment assumptions. Thrivent elected the prospective method for all asset-backed securities effective January 1, 2025, with no impact to surplus.
In 2023, Thrivent adopted modifications to SSAP No. 34 (Investment Income Due and Accrued). The key revisions include adding new disclosures for Aggregate Deferred Interest and Paid-In-Kind (PIK) interest. The guidance is effective beginning December 31, 2023 and did not have a material impact on Thrivent’s financial statements.
Prior Year Adjustment
During 2023, Thrivent identified an adjustment impacting the beginning of year surplus balance related to deferred annuity contracts. As a result, reserves were decreased and surplus was increased by $40 million. Thrivent reported an increase to opening surplus of $40 million in 2023.
Subsequent Events
Thrivent evaluated events or transactions that may have occurred after the Statutory-Basis Statements of Assets, Liabilities and Surplus date for potential recognition or disclosure through February 13, 2026, the date the statutory-basis financial statements were available to be issued. There were no subsequent events or transactions which required recognition for disclosure.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

2. Investments
Bonds
The admitted value and fair value of Thrivent’s investment in bonds are summarized below (in millions):
	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2025
U.S. Government Obligations	$1,648	$11	$(117)	$1,542
Other U.S. Government Obligations	178	—	—	178
Non-U.S. Sovereign Jurisdiction Securities	199	3	(13)	189
Municipal Bonds – General Obligations (Direct and Guaranteed)	45	4	(1)	48
Municipal Bonds – Special Revenue	72	6	(1)	77
Project Finance Bonds Issued by Operating Entities	1,646	19	(95)	1,570
Corporate Bonds	33,967	737	(1,957)	32,747
Single Entity Backed Obligations	642	6	(20)	628
SVO-Identified Bond Exchange Traded Funds – Fair Value	449	—	—	449
Bonds Issued by Funds Representing Operating Entities	4,655	48	(158)	4,545
Bank Loans – Acquired	245	3	(2)	246
Total Issuer Credit Obligations	$43,746	$837	$(2,364)	$42,219
Asset-Backed Securities
Financial ABS – Agency Residential Mortgage-Backed Securities	$3,410	$18	$(268)	$3,160
Financial ABS – Non-Agency Residential Mortgage-Backed Securities	1,109	10	(91)	1,028
Financial ABS – Commercial Mortgage-Backed Securities	1,900	16	(58)	1,858
Financial ABS – CLOs/CBOs/CDOs	1,320	2	(1)	1,321
Financial ABS - Other Financial Asset-Backed Securities	3,322	58	(1)	3,379
Financial ABS – Equity Backed Securities	37	—	(5)	32
Non-Financial ABS – Lease-Backed Securities	69	—	(1)	68
Non-Financial ABS – Practical Expedient – Other	86	—	(3)	83
Non-Financial ABS – Full Analysis – Other	—	—	—	—
Total Asset-Backed Securities	$11,253	$104	$(428)	$10,929
Total Bonds	$54,999	$941	$(2,792)	$53,148

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Admitted Value	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2024
U.S. government and agency securities	$1,565	$2	$(149)	$1,418
U.S. state and political subdivision securities	120	8	(3)	125
Securities issued by foreign governments	64	—	(4)	60
Corporate debt securities	40,714	466	(3,026)	38,154
Residential mortgage-backed securities	4,045	6	(517)	3,534
Commercial mortgage-backed securities	1,839	3	(113)	1,729
Collateralized debt obligations	—	—	—	—
Other debt obligations	4,039	12	(9)	4,042
Affiliated bonds	607	1	—	608
Total bonds	$52,993	$498	$(3,821)	$49,670
The admitted value of corporate debt securities issued in foreign currencies was $966 million and
$819 million as of December 31, 2025 and 2024, respectively.
The admitted value and fair value of bonds, short-term investments and certain cash equivalents by contractual maturity are shown below (in millions). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
	Admitted Value	Fair Value
December 31, 2025
Issuer Credit Obligations:
Due in 1 year or less	$3,978	$3,995
Due after 1 year through 5 years	13,593	13,546
Due after 5 years through 10 years	12,841	12,725
Due after 10 years through 20 years	7,685	7,347
Due after 20 years	7,251	6,212
Issuer Credit Obligations Total	$45,348	$43,825

	Admitted Value	Fair Value

Asset-Backed Securities:
Due in 1 year or less	$10	$10
Due after 1 year through 5 years	306	305
Due after 5 years through 10 years	757	753
Due after 10 years through 20 years	2,731	2,674
Due after 20 years	7,449	7,187
Asset Backed Securities Total	$11,253	$10,929
Total Bonds	$56,601	$54,754

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual bonds have been in a continuous unrealized loss position (dollars in millions).
	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2025
Issuer Credit Obligations	367	$2,749	$(81)	2,610	$20,486	$(2,284)
Asset-Backed Securities	44	410	(1)	403	3,620	(426)
Total bonds	411	$3,159	$(82)	3,013	$24,106	$(2,710)
December 31, 2024
U.S. government and agency securities	13	$272	$(8)	34	$796	$(141)
U.S. state and political subdivision securities	1	13	—	4	33	(3)
Securities issued by foreign governments	1	6	—	6	49	(4)
Corporate debt securities	921	5,977	(161)	2,970	22,523	(2,865)
Residential mortgage-backed securities	31	495	(7)	267	2,756	(510)
Commercial mortgage-backed securities	23	232	(2)	145	1,273	(111)
Other debt obligations	15	70	(1)	73	199	(8)
Total bonds	1,005	$7,065	$(179)	3,499	$27,629	$(3,642)
Based on Thrivent’s current evaluation in accordance with Thrivent’s impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature and Thrivent has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value.
Stocks
The cost and fair value of Thrivent’s investment in stocks as of December 31 are presented below (in millions).
	2025	2024
Unaffiliated Preferred Stocks:
Cost	$501	$448
Gross unrealized gains	24	17
Gross unrealized losses	(7)	(20)
Fair value	$518	$445
Statement value	$516	$451
Unaffiliated Common Stocks:
Cost	$689	$623
Gross unrealized gains	208	153
Gross unrealized losses	(19)	(18)
Fair value/statement value	$878	$758

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Affiliated Common Stocks:
Cost	$1,384	$314
Gross unrealized gains	53	46
Gross unrealized losses	(698)	(102)
Fair value/statement value	$739	$258
Affiliated Mutual Funds and ETFs:
Cost	$75	$68
Gross unrealized gains	22	7
Gross unrealized losses	—	—
Fair value/statement value	$97	$75
Total statement value	$2,230	$1,542
Mortgage Loans
Thrivent invests in mortgage loans that principally involve commercial real estate consisting of first mortgage liens on completed income-producing properties. The carrying value of mortgage loans was $11.0 billion and $10.9 billion for the years ended December 31, 2025 and 2024, respectively. There was no allowance for credit losses as of December 31, 2025 or 2024.
Thrivent requires that all properties subject to mortgage loans have fire insurance at least equal to the value of the property.
The carrying values of mortgage loans by credit quality as of December 31 are presented below where restructured loans, in good standing, represent loans with reduced principal or interest rates below market (dollars in millions):
	2025	2024
In good standing	$10,917	$10,849
Restructured loans, in good standing	43	18
Delinquent	—	—
In process of foreclosure	—	—
Total mortgage loans	$10,960	$10,867

	2025	2024
Loans with Interest Rates Reduced During the Year:
Weighted average interest rate reduction	2.6%	—
Total principal	$36	—
Number of loans	10	—
Interest Rates for Loans Issued During the Year:
Maximum	7.0%	9.3%
Minimum	3.6%	5.5%
Maximum loan-to-value ratio for loans issued during the year, exclusive of purchase money mortgages	79%	65%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

The age analysis of mortgage loans as of December 31 are presented below (in millions):
	2025	2024
Current	$10,959	$10,867
30 – 59 days past due	—	—
60 – 89 days past due	1	—
90 – 179 days past due	—	—
180+ days past due	—	—
Total mortgage loans	$10,960	$10,867
90 – 179 Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
180+ Days Past Due and Accruing Interest:
Investment	$—	$—
Interest accrued	—	—
The distribution of Thrivent’s mortgage loans among various geographic regions of the United States as of December 31 are presented below:
	2025	2024
Geographic Region:
Pacific	27%	29%
South Atlantic	21	21
East North Central	8	7
West North Central	7	7
Mountain	8	7
Mid-Atlantic	14	12
West South Central	10	12
Other	5	5
Total	100%	100%
The distribution of Thrivent’s mortgage loans among various property types as of December 31 are presented below:
	2025	2024
Property Type:
Industrial	31%	27%
Retail	15	16
Office	9	11
Church	7	7
Apartments	32	32
Other	6	7
Total	100%	100%

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Impaired loans
A loan is determined to be impaired when it is considered probable that the principal and interest will not be collected according to the contractual terms of the loan agreement. For the years ended December 31, 2025 and 2024, Thrivent held impaired loans with carrying values of $26 million and $26 million, and unpaid principal balances of $33 million and $32 million for which there was no related allowance for credit losses recorded, respectively.
Any payments received on impaired loans are either applied against the principal or reported as net investment income, based on an assessment as to the collectability of the principal. Interest income on impaired loans that are delinquent are recognized upon receipt.
After loans become 180 days delinquent on principal or interest payments, or if the loans have been determined to be impaired, any accrued but uncollectible interest on the mortgage loans is non-admitted and charged to surplus in the period in which the loans are determined to be impaired. Generally, only after the loans become less than 180 days delinquent from the contractual due date will accrued interest be returned to admitted status. The amount of impairments included in realized capital losses due to debt restructuring was $0 for the year ended December 31, 2025, $8 million for the year ended December 31, 2024, and $8 million for the year ended December 31, 2023. The average recorded investment in impaired mortgage loans was $13 million and $26 million for the years ended December 31, 2025 and 2024, respectively. Interest income recognized on impaired mortgage loans was $1 million for the year ended December 31, 2025, $1 million for the year ended December 31, 2024, and $2 million for the year ended December 31, 2023.
In certain circumstances, Thrivent may restructure the terms of a troubled loan to maximize the collection of amounts due. During the years ended December 31, 2025 and 2024, Thrivent restructured three loans with a carrying value of $27 million and three loans with a carrying value of $10 million, respectively.
For the years ended December 31, 2025 and 2024, Thrivent held ten mortgage loans with a carrying value of $43 million and eight loans with a carrying value of $18 million, where loan restructures had occurred and the loans were in good standing, respectively. For the year ended December 31, 2025, the ten restructured mortgage loans had no payment defaults after modifications. For the year ended December 31, 2024, the eight restructured mortgage loans had no payment defaults after modifications.
During the year ended December 31, 2025 there were no mortgage loans derecognized as a result of foreclosure. In 2024, there was one mortgage loan with a carrying value of $16 million that was derecognized as a result of foreclosure.
Real Estate
Thrivent owns home office properties and held-for-sale properties. Held-for-sale properties are determined to be impaired when it is probable that the current book value plus costs to sell are greater than the fair market value of the property.
The components of real estate investments as of December 31 were as follows (in millions):
	2025	2024
Home office properties	$25	$24
Held-for-sale	—	—
Total before accumulated depreciation	25	24

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Accumulated depreciation	(6)	(6)
Total real estate	$19	$18
In 2025, Thrivent contributed a property to Thrivent Holdings, Inc. (“Holdings”) with a book value of $2 million. In 2024, Thrivent reclassified a corporate office building as held-for-sale. This property had a book value of $24 million and was impaired by $24 million to a book value of $0 in December 2024. In November 2024, Thrivent sold a portion of land for a cash payment of less than $1 million and recorded a realized gain of less than $1 million on the sale.
Derivative Financial Instruments
Thrivent uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses, and to offset risks associated with the guaranteed living benefits features of certain variable annuity products. The following table summarizes the carrying values, which primarily equal fair values, and the notional amounts of Thrivent’s derivative financial instruments (in millions):
	Carrying Value	Notional Amount	Realized Gains/(Losses)
As of and for the year ended December 31, 2025
Assets:
Call spread options	$170	$1,262	$69
Futures	—	117	(176)
Foreign currency swaps	63	493	7
Interest rate swaps	—	—	—
Covered written call options	—	—	—
Mortgage Dollar Rolls	509	510	8
Purchased Options	—	—	(8)
Total assets	$742	$2,382	$(100)
Liabilities:
Call spread options	$(102)	$1,308	$(38)
Futures	—	835	—
Foreign currency swaps	(26)	481	4
Covered written call options	(1)	404	1
Total liabilities	$(129)	$3,028	$(33)
As of and for the year ended December 31, 2024
Assets:
Call spread options	$141	$1,163	$194
Futures	—	97	(205)
Foreign currency swaps	79	820	10
Interest rate swaps	—	—	—
Covered written call options	—	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	Carrying Value	Notional Amount	Realized Gains/(Losses)
Total assets	$220	$2,080	$(1)
Liabilities:
Call spread options	$(81)	$1,231	$(172)
Futures	—	929	—
Foreign currency swaps	(1)	78	1
Covered written call options	—	—	1
Total liabilities	$(82)	$2,238	$(170)
All gains and losses on derivatives are reflected in realized capital gains and losses in the statutory-basis financial statements except foreign currency swaps which are reflected in net investment income. Notional amounts do not represent amounts exchanged by the parties and therefore are not a measure of Thrivent’s exposure. The settlement amounts exchanged are calculated based on the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices or financial and other indices.
Call Spread Options
Thrivent uses over-the-counter S&P 500 index call spread options (i.e. buying call options and selling cap call options) to manage risks associated with fixed indexed annuities. Purchased call spread options are reported at fair value in derivatives and written call spread options are reported at fair value in derivatives. The changes in the fair value of the call spread options are recorded in unrealized gains and losses.
Covered Written Call Options
Thrivent sells covered written call option contracts to enhance the return on residential mortgage-backed “To Be Announced” collateral that Thrivent owns. The premium received for these call options is recorded in other liabilities at book value at each reporting period. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of realized capital gains and losses. During the years ended December 31, 2025, 2024 and 2023, $2 million, less than $1 million and $0, respectively, was received in call premium.
Futures
Thrivent utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of variable annuity products and to manage foreign equity risk. Cash paid for the futures contracts is recorded in derivatives. The futures contracts are valued at fair value at each reporting period. The daily change in fair value from the contracts variation margin is recognized in unrealized gains and losses until the contract is closed and/or otherwise expired. Realized gains and losses are recognized when the contract is closed and/or otherwise expired.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Foreign Currency Swaps
Thrivent utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of foreign currency to U.S. dollar payments for foreign denominated bonds. The swaps are reported at fair value with the change in the fair value recognized in unrealized gains and losses. Realized capital gains and losses are recognized upon settlement of the swap. No cash is exchanged at the outset of the swaps, and interest payments received are recorded as a component of net investment income.
Mortgage Dollar Rolls
Thrivent utilizes “To Be Announced” (“TBA”) forward contracts within the Agency-backed mortgage-backed securities market to optimize yield and manage liquidity in an efficient way. Additionally, Thrivent employs a dollar roll strategy with TBA contracts where TBAs are sold to counterparties with a commitment to buy a substantially similar security at a later settlement date.
Securities Lending
Elements of the securities lending program as of December 31 are presented below (in millions).
	2025	2024
Loaned Securities:
Carrying value	$533	$554
Fair value	539	540
Cash Collateral Reinvested:
Open	$246	$229
30 days or less	112	117
31 - 60 days	44	91
61 - 90 days	64	20
91 - 120 days	40	5
121 - 180 days	20	30
181 - 365 days	25	40
1 - 2 years	—	20
2 - 3 years	—	—
Greater than 3 years	—	—
Total	$551	$552
Cash collateral liabilities	$551	$553
The maturity dates of the cash collateral liabilities generally match the maturity dates of the invested assets.
Collateral Received
Elements of reinvested collateral received in the securities lending program as of December 31 are presented below (in millions):
	2025	2024
Bonds:
Carrying value	$20	$100

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025	2024
Fair value	20	100
Short-term Investments:
Carrying value	$110	$50
Fair value	110	50
Cash Equivalents:
Carrying value	$420	$402
Fair value	420	402
Common Stocks:
Carrying value	$—	$—
Fair Value	—	—
All collateral received is less than 1% of total admitted assets.
Wash Sales
In the normal course of Thrivent’s investment management activities, securities are periodically sold and repurchased within 30 days of the sale date to enhance total return on the investment portfolio. At December 31, 2025, Thrivent completed 27 transactions, selling 23 securities with a book value totaling $3 million where the cost to repurchase within 30 days totaled $4 million. The net gain for securities sold and later repurchased totaled less than $0 million. At December 31, 2024, Thrivent completed 36 transactions, selling 31 securities with a book value totaling $2 million where the cost to repurchase within 30 days totaled $3 million. The net gain for securities sold and later repurchased totaled less than $1 million.
Reverse Repurchase Agreements
Thrivent has a tri-party reverse repurchase agreement (“repo”) to purchase and resell short-term securities. The securities are classified as an NAIC designation of 1 and the maturity of the securities is three months to one year with a carrying value and fair value of $0 for the years ended December 31, 2025 and 2024. Thrivent is not permitted to sell or repledge these securities. The purchased securities are included in cash, cash equivalents and short-term investments in the accompanying Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent received cash as collateral, having a fair value at least equal to 102% of the purchase price paid for the securities and Thrivent’s designated custodian takes possession of the collateral. The collateral is not recorded in Thrivent’s financial statements.
The fair value of the securities for the repo transactions accounted for each reporting period presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Bonds:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

December 31, 2024	Maximum	Ending Balance
Bonds:
1st quarter	$140	$—
2nd quarter	115	15
3rd quarter	30	—
4th quarter	—	—
The fair value of the cash collateral under the repo transactions for each reporting period by remaining contractual maturity presented below (in millions):
December 31, 2025	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$—	$—
2nd quarter	—	—
3rd quarter	—	—
4th quarter	—	—

December 31, 2024	Maximum	Ending Balance
Overnight and Continuous:
1st quarter	$143	$—
2nd quarter	117	15
3rd quarter	31	—
4th quarter	—	—
Federal Home Loan Bank Agreements
FHLB membership requires an initial purchase of membership stock and gives Thrivent access to low-cost funding. Thrivent held membership stock of $0 as of December 31, 2025 and 2024, and activity-based stock of $91 million and $90 million as of December 31, 2025 and 2024, respectively. Any excess activity-based stock is periodically converted to membership stock by the FHLB. Thrivent’s strategy is to utilize funds from the FHLB to optimize liquidity and for spread investment purposes. Additional FHLB activity-based stock purchases are required based upon the amount of funding agreements from the FHLB. Thrivent is required to post acceptable forms of collateral for any funding agreements from the FHLB. In the event of default, the FHLB’s recovery on the collateral is limited to the amount of Thrivent’s outstanding liability to the FHLB. FHLB activity is limited to the general account. As of December 31, 2025, Thrivent has an internally approved maximum borrowing capacity for the FHLB of $6 billion. Thrivent has an unused commitment amount of $4 billion for long-term contracts terminating in more than 12 months. Thrivent established this limit in accordance with its overall risk management process. As of December 31, 2025, Thrivent has a standby letter of credit agreement with the Federal Home Loan Bank of Chicago in the amount of $85 million.
The amount of collateral pledged to FHLB as of December 31 (in millions):

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Collateral Pledged	$2,826	$3,086	$2,010	$2,708	$3,114	$2,010
The maximum amount of collateral pledged to FHLB during the reporting period (in millions):
	2025			2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
Total Maximum Collateral Pledged	$2,863	$3,191	$2,010	$3,242	3,591	$2,010
During the third quarter of 2023, Thrivent transitioned $900 million in FHLB advances into funding agreements. These advances were previously reported as borrowed money and funding agreements are reported in deposit liabilities.
The fair value and carrying amount of the funding agreements, excluding accrued interest, were $2.0 billion and $2.0 billion as of December 31, 2025 and 2024, respectively. Interest accrues as of December 31, 2025 and 2024 at a weighted average rate of 3.9% and 4.5%, respectively. Interest paid in 2025 and 2024 was $86 million and $89 million, respectively. The outstanding deposit liabilities of $2.0 billion as of December 31, 2025 have scheduled maturity dates through 2028 and Thrivent has the discretion to roll those maturities into future borrowings or funding agreements.
The amount of funding agreements from FHLB as of December 31 (in millions):
	General Account		Funding Agreements Reserves Established
	2025	2024	2025	2024
Funding Agreements	$2,010	$2,010	$2,017	$2,017
Other	—	—	—	—
Aggregate Total	$2,010	$2,010	$2,017	$2,017
The Company does not have prepayment obligations for these funding agreements.
Pledged and Restricted Assets
Thrivent owns assets which are pledged to others as collateral or are otherwise restricted totaling $3.8 billion for both years ended December 31, 2025 and 2024. Total pledged and restricted assets, which primarily include collateral held under futures transactions, securities lending agreements, FHLB and reverse repurchase agreements are 3% of total admitted assets. Securities on deposit with state insurance departments were $2 million for both years ended December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Net Investment Income
Investment income by type of investment for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Bonds	$2,395	$2,165	$2,107
Preferred stock	26	18	20
Unaffiliated common stocks	20	21	17
Affiliated common stocks	102	77	77
Mortgage loans	438	431	417
Real estate	12	12	12
Contract loans	76	76	75
Cash, cash equivalents and short-term investments	88	74	63
Limited partnerships	749	1,025	547
Derivatives	14	10	11
Other invested assets	8	20	19
Gross investment income	3,928	3,929	3,365
Investment expenses	(105)	(97)	(130)
Depreciation on real estate	(1)	(2)	(2)
Net investment income	$3,822	$3,830	$3,233
Net investment income includes bonds sold or redeemed with a callable bond or tender feature. During 2025, there were 179 securities with a callable or tender feature sold or redeemed totaling $23 million. During 2024, there were 112 securities with a callable or tender feature sold or redeemed totaling $4 million.
Investment Income Due and Accrued
All investment income due and accrued with amounts that are over 90 days past due with the exception of mortgage loans that are in default for more than 180 days, are non-admitted. As of December 31, 2025 the total amount of gross, non-admitted and admitted amounts of interest income due and accrued is $606 million, $0 and $606 million, respectively. Aggregate deferred interest is $9 million as of December 31, 2025.
Cumulative amounts of paid-in-kind interest included in the current principal balances is zero.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
2. Investments, continued

Realized Capital Gains and Losses
Realized capital gains and losses for the years ended December 31 is presented below (in millions):
	2025	2024	2023
Net Gains and (Losses) on Sales:
Bonds:
Gross gains	$149	$149	$93
Gross losses	(83)	(74)	(140)
Stocks:
Gross gains	49	129	131
Gross losses	(27)	(30)	(64)
Futures	(168)	(205)	(172)
Other	381	(13)	65
Net gains and (losses) on sales	301	(44)	(87)
Provisions for Losses:
Bonds	(19)	(3)	(15)
Stocks	—	—	—
Other	—	(8)	(8)
Total provisions for losses	(19)	(11)	(23)
Realized capital gains and (losses)	283	(55)	(110)
Transfers to interest maintenance reserve	(74)	(67)	48
Realized capital gains and (losses), net	$209	$(122)	$(62)
Proceeds from the sale of investments in bonds were $8.8 billion, $7.3 billion and $5.1 billion for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent recognized other-than-temporary impairments (“OTTI”) during the year ended December 31, 2025 on asset-backed securities where the present value of cash flows expected to be collected was less than the amortized cost basis of the security. For the year ended December 31, 2025, the amortized cost basis for these securities, prior to any current-period OTTI was $37 million. The OTTI recognized in earnings as a realized loss totaled $1 million. The fair value of the securities as of the date impaired totaled $31 million. The amortized cost basis after the current-period impairment totaled $36 million. The remaining difference between fair value and amortized cost basis as of December 31, 2025 was not deemed to be OTTI.
3. Policyholder Liabilities
The following table contains general account aggregate reserves for life, annuity and health contracts as of December 31 (in millions):
	2025	2024
Life insurance reserves	$26,426	$26,074
Disability and long-term care active life reserves	67	70
Disability and long-term care unpaid claims and claim reserves	343	351
Annuity reserves	24,107	21,985
Health contracts	6,845	6,740
Aggregate reserves for life, annuity and health contracts	$57,788	$55,220

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Many of the contracts issued by Thrivent, primarily annuities, do not subject Thrivent to mortality or morbidity risk. These contracts may have certain limitations placed upon the amount of funds that can be withdrawn without penalties. The following table summarizes liabilities by withdrawal characteristics of individual annuities (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
With market value adjustment	$6,671	$151	$—	$6,822	12%
At book value less a surrender charge of 5% or more	3,853	—	—	3,853	6
At fair value	—	—	34,697	34,697	59
Total with market value adjustment or at fair value	10,524	151	34,697	45,372	77
At book value without adjustment	11,885	—	—	11,885	20
Not subject to discretionary withdrawal	1,698	—	49	1,747	3
Total	$24,107	$151	$34,746	$59,004	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$286	$—	$—	$286
December 31, 2024
Subject to Discretionary Withdrawal:
With market value adjustment	$3,931	$172	$—	$4,103	7%
At book value less a surrender charge of 5% or more	3,628	—	—	3,628	7
At fair value	—	—	33,718	33,718	60
Total with market value adjustment or at fair value	7,559	172	33,718	41,449	74
At book value without adjustment	12,751	—	—	12,751	23
Not subject to discretionary withdrawal	1,675	—	49	1,724	3
Total	$21,985	$172	$33,767	$55,924	100%
Amount to Move into Subject to Discretionary Withdrawal in the Year After the Statement Date:	$638	$—	$—	$638

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes liabilities by withdrawal characteristics of deposit type contracts with no life contingencies (dollars in millions):
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total	% of Total
December 31, 2025
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$2,839	$—	$—	$2,839	54%
Total with market value adjustment or at fair value	2,839	—	—	2,839	54
At book value without adjustment	331	—	—	331	6
Not subject to discretionary withdrawal	2,103	—	11	2,114	40
Total	$5,273	$—	$11	$5,284	100%
December 31, 2024
Subject to Discretionary Withdrawal:
At book value less a surrender charge of 5% or more	$3,134	$—	$—	$3,134	56%
Total with market value adjustment or at fair value	3,134	—	—	3,134	56
At book value without adjustment	2,349	—	—	2,349	42
Not subject to discretionary withdrawal	83	—	12	95	2
Total	$5,566	$—	$12	$5,578	100%
The above policyholder liabilities are recorded as partial components within the following captions of the Statutory-Basis Statements of Assets, Liabilities and Surplus as of December 31 (in millions):
	2025	2024
Aggregate reserves for annuity contracts	$24,107	$21,985
Deposit liabilities	5,273	5,566
Liabilities related to separate accounts	34,907	33,951
Total	$64,287	$61,502

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics (dollars in millions):
	General Account			Separate Account Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
December 31, 2025
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,485	$10,474	$10,497	$—	$—	$—
Universal life with secondary guarantees	1,936	1,810	2,041	2,157	1,973	1,985
Other permanent cash value life insurance	—	12,673	13,623	—	—	—
Variable universal life	55	55	68	1,233	1,230	1,238
Miscellaneous reserves	—	—	1	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	889	XXX	XXX	—
Accidental death benefits	XXX	XXX	12	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	67	XXX	XXX	—
Disability – disable lives	XXX	XXX	331	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,476	$25,012	$27,529	$3,390	$3,203	$3,223
Reinsurance ceded	872	1,097	694	—	—	—
Total	$11,604	$23,915	$26,835	$3,390	$3,203	$3,223
December 31, 2024
Subject to Discretionary Withdrawal, Surrender Values, or Policy Loans:
Universal life	$10,440	$10,429	$10,458	$—	$—	$—
Universal life with secondary guarantees	1,775	1,647	1,885	1,780	1,613	1,628
Other permanent cash value life insurance	—	12,475	13,423	—	—	—
Variable universal life	50	50	63	1,128	1,126	1,133
Miscellaneous reserves	—	—	2	—	—	—
Not Subject to Discretionary Withdrawals or No Cash Values:
Term policies without cash value	XXX	XXX	1,031	XXX	XXX	—
Accidental death benefits	XXX	XXX	13	XXX	XXX	—
Disability death benefits	XXX	XXX	—	XXX	XXX	—
Disability – active lives	XXX	XXX	70	XXX	XXX	—
Disability – disable lives	XXX	XXX	340	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Subtotal	$12,265	$24,601	$27,285	$2,908	$2,739	$2,761
Reinsurance ceded	760	955	788	—	—	—
Total	$11,505	$23,646	$26,497	$2,908	$2,739	$2,761

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
3. Policyholder Liabilities, continued

Thrivent calculates premium deficiency reserves (PDR) for long-term care insurance policies. The PDR was zero as of December 31, 2025 and 2024, respectively. Additionally, in 2025 the claim incidence and claim termination assumptions were updated for the legacy business block.
Thrivent has insurance in force as of December 31, 2025 and 2024, totaling $2.0 billion and
$4.7 billion, respectively, where the gross premiums are less than the net premiums according to the standard valuation requirements set by the State of Wisconsin Office of the Commissioner of Insurance. Reserves associated with these policies as of December 31, 2025 and 2024, totaled $9 million and $17 million, respectively.
Deferred and uncollected life insurance premiums and annuity considerations were as follows (in millions):
	Gross	Net of Loading
December 31, 2025
Ordinary new business	$9	$1
Ordinary renewal	87	112
Total	$96	$113
December 31, 2024
Ordinary new business	$8	$—
Ordinary renewal	84	112
Total	$92	$112
4. Separate Accounts
Thrivent administers and invests funds segregated into separate accounts for the exclusive benefit of variable annuity, variable immediate annuity and variable universal life contract holders. Variable life and variable annuity separate accounts of Thrivent are non-guaranteed, while Thrivent’s multi-year guarantee separate account is a non-indexed guaranteed account. Within the non-guaranteed separate account, all variable deferred annuity contracts contain guaranteed death benefits and some contain guaranteed living benefits. The following table presents the explicit risk charges paid by separate account contract holders for these guarantees and the amounts paid for guaranteed death benefits for the years ended December 31 (in millions):
	2025	2024	2023	2022	2021
Risk charge paid	$132	$119	$118	$114	$119
Payments for guaranteed benefits	8	8	19	22	6

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
4. Separate Accounts, continued

The following tables summarize information for the separate accounts (in millions):
	Non-Indexed Guarantee	Non- Guaranteed	Total
December 31, 2025
Reserves:
For accounts with assets at fair value	$151	$37,976	$38,127
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$151	$—	$151
At fair value	—	37,917	37,917
Not subject to discretionary withdrawal	—	59	59
Total	$151	$37,976	$38,127
December 31, 2024
Reserves:
For accounts with assets at fair value	$172	$36,539	$36,711
By Withdrawal Characteristics:
Subject to Discretionary Withdrawal:
With market value adjustment	$172	$—	$172
At fair value	—	36,478	36,478
Not subject to discretionary withdrawal	—	61	61
Total	$172	$36,539	$36,711

	2025	2024	2023
Premiums, Considerations and Deposits:
Non-indexed guarantee	$—	$2	$1
Non-guaranteed	2,938	2,193	1,473
Total	$2,938	$2,195	$1,474

	2025	2024	2023
Transfers to separate accounts	$2,937	$2,194	$1,474
Transfers from separate accounts	(5,729)	(5,096)	(3,592)
Other items	(74)	(46)	(35)
Transfers to separate accounts, net	$(2,866)	$(2,948)	$(2,153)

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued

5. Claims Liabilities
Activity in the liabilities for accident and health, long-term care and disability benefits, included in aggregate reserves for life, annuity, and health contracts and contract claims, as presented below (in millions):
	2025	2024
Net balance at January 1	$1,186	$1,119
Incurred Related to:
Current year	489	485
Prior years	(120)	(56)
Total incurred	369	429
Paid Related to:
Current year	80	52
Prior years	300	310
Total paid	380	362
Net balance at December 31	$1,175	$1,186
Thrivent uses estimates for determining the liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns, and attempts to provide for potential adverse changes in claim patterns and severity. Thrivent annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining Thrivent’s estimate of ultimate claims experience.
6. Reinsurance
Thrivent participates in reinsurance in order to limit maximum losses and to diversify exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. For life insurance, Thrivent generally retains a maximum of $6 million for any single mortality risk. In 2022 Thrivent began ceding 80% of all Medicare Supplement business via a coinsurance agreement. In 2023 Thrivent entered into a yearly renewable term (YRT) agreement for indemnity reinsurance on newly issued disability insurance coverages.
Ceded balances would represent a liability of Thrivent in the event the reinsurers were unable to meet the obligations under the terms of the reinsurance agreements. Reinsurance contracts do not relieve an insurer from the contract’s primary obligation to policyholders.
Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
6. Reinsurance, continued

Reinsurance amounts included in the Statutory-Basis Statements of Operations for the years ended December 31 were as follows (in millions):
	2025	2024	2023
Direct premiums	$5,853	$6,164	$5,731
Reinsurance ceded	(223)	(216)	(211)
Net premiums	$5,630	$5,948	$5,520
Reinsurance claims recovered	$211	$177	$180
Aggregate reserves and contract claim liabilities in the Statutory-Basis Statements of Assets, Liabilities and Surplus for the years ended December 31 were reduced by reinsurance ceded amounts as presented below (in millions):
	2025	2024
Life insurance	$694	$788
Accident-and-health	45	42
Total	$739	$830
During 2022, Thrivent entered into a reinsurance agreement whereby certain Medicare supplement contracts were ceded to a third party. A gain of $39 million was recognized in other surplus funds and is being amortized over a five-year period.
The financial condition of Thrivent’s reinsurers and amounts recoverable are periodically reviewed in order to evaluate the financial strength of the companies supporting the recoverable balances. Two reinsurers account for approximately 73% and 74% of the reinsurance recoverable as of December 31, 2025, and 2024, respectively.
Thrivent has no covered policies where certain term life and universal life insurance policies (XXX/AXXX risks) are ceded in accordance with the Term and Universal Life Insurance Reserve Financing Model Regulation (MDL-787) or Actuarial Guideline 48 where the Model Regulation has not been adopted by a state in which Thrivent is licensed.
Thrivent has no reinsurance contracts with features that are subject to the disclosure requirements within SSAP No. 61 related to reinsurance credits.
7. Surplus
Thrivent is subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of surplus maintained by a fraternal benefit society is to be determined based on various risk factors. Thrivent exceeds the RBC requirements as of December 31, 2025 and 2024.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
7. Surplus, continued

Unassigned funds as of December 31 includes adjustments related to the following items (in millions):
	2025	2024
Unrealized gains and (losses)	$102	$545
Non-admitted assets	(488)	(486)
Separate accounts	141	118
Asset valuation reserve	(2,892)	(3,030)
The deferred gain from the 2022 medical supplement reinsurance agreement is included in other surplus funds as of December 31, 2022. The amount was recognized into other surplus and is being amortized over a five-year period.
8. Fair Value of Financial Instruments
The financial instruments of Thrivent have been classified, for disclosure purposes, into categories based on the evaluation of the significance of observable and unobservable inputs used to determine fair value.
Fair Value Descriptions
Level 1 Financial Instruments
Level 1 financial instruments reported at fair value include certain bonds, certain unaffiliated common stocks, cash equivalents, certain derivatives, and exchange traded funds. Bonds, unaffiliated common stocks, and exchange traded funds are primarily valued using quoted prices in active markets. Cash equivalents consist of money market mutual funds whose fair value is based on the quoted daily net asset values of the invested funds.
Level 1 financial instruments not reported at fair value include certain bonds, which are priced based on quoted market prices, and include primarily U.S. Treasury bonds.
Level 2 Financial Instruments
Level 2 financial instruments reported at fair value include certain unaffiliated common stocks, other invested assets, and certain derivatives, and are valued based on market quotes where the financial instruments are not considered actively traded. Mutual funds are reported at fair value, which are based on net asset values from fund managers. The fair values for separate account assets are based on published daily net asset values of the funds in which the separate accounts are invested.
Level 2 financial instruments not reported at fair value includes certain bonds, certain unaffiliated common stocks, unaffiliated preferred stocks, cash, cash equivalents and short-term investments, other invested assets, liabilities related to separate accounts and other liabilities.
Bonds not reported at fair value are priced using a third–party pricing vendor and include certain corporate debt securities and asset-backed securities. Pricing from a third–party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. If Thrivent is unable to obtain a price from a third–party pricing vendor, management may obtain broker quotes or utilize an internal pricing model specific to the asset. The internal pricing models apply practices that are standard among the industry and utilize observable market data.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair values of unaffiliated common stocks not reported at fair value primarily consist of FHLB activity-based stock and are based on direct quotes from FHLB.
Fair values of unaffiliated preferred stocks not reported at fair value are based on market quotes where these securities are not considered actively traded.
Cash and cash equivalents not reported at fair value consist of demand deposit and highly liquid investments purchased with an original maturity date of three months or less. Short-term investments not reported at fair value consist of investments in commercial paper and agency notes with contractual maturities of one year or less at the time of acquisition. The carrying amounts for cash, cash equivalents and short-term investments approximate the fair values.
Other invested assets not reported at fair value include investments in surplus notes in which the fair values are based on quoted market prices.
The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate the fair values.
Certain derivative liabilities are reported at fair value and are derived from broker quotes.
Fair values on funding agreements from the FHLB (included in deposit liabilities), are equal to unpaid principal balance, including accrued interest, net of unamortized discount or premium.
Level 3 Financial Instruments
Level 3 financial instruments reported at fair value include other invested assets and certain derivatives. The fair value is determined using independent broker quotes.
Level 3 financial instruments not reported at fair value include certain bonds, unaffiliated preferred stocks, mortgage loans, real estate, contract loans, limited partnerships, other invested assets, deferred annuities, other deposit contracts and other liabilities.
Level 3 bonds not reported at fair value include private placement debt securities and convertible bonds. Private placement debt securities are valued using internal pricing models specific to the assets using unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments. Market comparable discount rates ranging from 1% to 8% are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, Thrivent may adjust the base discount rate or the modeled price by applying an illiquidity premium, given the highly structured nature of certain assets. Convertible bonds are valued using third party broker quotes to determine fair value.
Unaffiliated preferred stocks are valued using third-party broker quotes to determine fair value.
The fair values for mortgage loans are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

The fair value of real estate properties held-for-sale is based on current market price assessments, current purchase agreements or market appraisals.
Contract loans are generally carried at the loans' aggregate unpaid balance which approximate the fair values.
Limited partnerships consist primarily of equity limited partnerships which are generally valued using NAV as a practical expedient.
Other invested assets primarily include residual tranches, non-collateral loans, and surplus notes. Residual tranches are carried at either the lower of amortized cost or fair value or the underlying audited equity of the investee. Non-collateral loans and surplus notes are carried at amortized cost.
Liabilities primarily include deferred annuities, other deposit contracts and certain derivatives. The fair values for deferred annuities and other deposit contracts, which include supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit are estimated to be the cash surrender value payable upon immediate withdrawal. Derivatives fair values are derived from broker quotes.
Financial Instruments Carried at Fair Value
The fair values of Thrivent’s financial instruments measured and reported at fair value are presented below (in millions).
	Level 1	Level 2	Level 3	Total
December 31, 2025
Assets:
Bonds	$538	$—	$—	$538
Unaffiliated preferred stocks	—	158	—	158
Unaffiliated common stocks	788	—	—	788
Cash, cash equivalents and short-term investments	332	—	—	332
Separate account assets	—	38,997	—	38,997
Derivatives	—	572	170	742
Total	$1,658	$39,727	$170	$41,555
Liabilities:
Derivatives	$—	$26	$101	$127
December 31, 2024
Assets:
Bonds	$541	$—	$—	$541
Unaffiliated preferred stocks	—	114	—	114
Unaffiliated common stocks	667	—	—	667
Cash, cash equivalents and short-term investments	342	—	—	342
Separate account assets	—	37,442	—	37,442
Derivatives	—	79	141	220
Total	$1,550	$37,635	$141	$39,326

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Level 1	Level 2	Level 3	Total
Liabilities:
Other liabilities	$—	$1	$81	$82
Additional Information on Level 3 Financial Instruments carried at Fair Value
The following table shows the changes in fair values for the investments categorized as Level 3 (in millions).
	2025	2024
Assets:
Balance, January 1	$141	$161
Purchases	106	96
Sales	(236)	(489)
Realized gains and (losses) net income	70	196
Unrealized gains and (losses) surplus	89	177
Balance, December 31	$170	$141
Liabilities:
Balance, January 1	$81	$109
Purchases	54	50
Sales	(50)	(60)
Realized gains and (losses) net income	(38)	(169)
Unrealized gains and (losses) surplus	53	151
Balance, December 31	$101	$81
Transfers
During 2025, Thrivent transferred $131 million into Level 2 from Level 3 and $15 million into Level 3 from Level 2 for bonds and preferred stocks. During 2024, Thrivent transferred $34 million into Level 2 from Level 3 and $69 million into Level 3 from Level 2 for bonds and preferred stocks. There were no transfers between fair value levels for assets held at fair value. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Valuation Assumptions
The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instruments. These fair values are for certain financial instruments of Thrivent; accordingly, the aggregate fair value amounts presented do not represent the underlying values.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

Fair Value of All Financial Instruments
The carrying values and fair values of all financial instruments are presented below (in millions).
	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets:
Bonds	$54,999	$1,985	$35,695	$15,468	$53,148
Unaffiliated preferred stocks	516	—	218	300	518
Unaffiliated common stocks	878	787	91	—	878
Affiliated common stock	739	—	739	—	739
Affiliated mutual funds and ETFs	97	—	97	—	97
Mortgage loans	10,960	—	—	10,330	10,330
Contract loans	1,085	—	—	1,085	1,085
Cash, cash equivalents and short-term investments	1,860	332	1,528	—	1,860
Limited partnerships	9,240	—	—	9,240	9,240
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	38,997	—	38,997	—	38,997
Derivatives	742	5	572	170	747
Other invested assets	1,175	—	73	1,109	1,182
Financial Liabilities:
Deferred annuities	$21,302	$—	$—	$20,194	$20,194
Other deposit contracts	3,047	—	2,017	1,030	3,047
Derivatives	129	—	26	101	127
Separate account liabilities	38,857	—	38,857	—	38,857

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
8. Fair Value of Financial Instruments, continued

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets:
Bonds	$52,993	$1,683	$33,315	$14,672	$49,670
Unaffiliated preferred stocks	451	—	168	277	445
Unaffiliated common stocks	758	667	91	—	758
Affiliated common stock	258	—	258	—	258
Affiliated mutual funds and ETFs	75	—	75	—	75
Mortgage loans	10,867	—	—	9,690	9,690
Contract loans	1,073	—	—	1,073	1,073
Cash, cash equivalents and short-term investments	1,437	342	1,095	—	1,437
Limited partnerships	10,836	—	—	10,836	10,836
Real estate – held-for-sale	—	—	—	1	1
Assets held in separate accounts	37,442	—	37,442	—	37,442
Other invested assets	908	4	151	762	917
Financial Liabilities:
Deferred annuities	$19,240	$—	$—	$18,394	$18,394
Other deposit contracts	3,067	—	2,017	1,050	3,067
Other liabilities	82	—	1	81	82
Separate account liabilities	37,324	—	37,324	—	37,324
9. Benefit Plans
Pension and Other Postretirement Benefits
Thrivent has a qualified noncontributory pension plan that provides benefits to substantially all home office and field employees upon retirement. Thrivent also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent uses a measurement date of December 31 in the benefit plan disclosures.
The components of net periodic pension expense for Thrivent’s qualified retirement and other plans for the years ended December 31 were as follows (in millions):
	Pension Plan			Other Plans
	2025	2024	2023	2025	2024	2023
Service cost	$24	$25	$20	$1	$1	$2
Interest cost	58	54	53	4	3	4
Expected return on plan assets	(85)	(82)	(74)	—	—	—
Other	—	—	4	(2)	(2)	(2)
Net periodic cost	$(3)	$(3)	$3	$3	$2	$4

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The plans’ amounts recognized in the statutory-basis financial statements as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Change in Projected Benefit Obligation:
Benefit obligation, beginning of year	$1,061	$1,112	$71	$76
Service cost	24	25	1	1
Interest cost	58	54	4	4
Actuarial (gain) loss	25	(63)	3	1
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Plan changes	—	—	—	—
Benefit obligation, end of year	$1,101	$1,061	$70	$71
Change in Plan Assets:
Fair value of plan assets, beginning of year	$1,302	$1,249	$—	$—
Actual return on plan assets	170	120	—	—
Employer contribution	—	—	9	11
Transfers from defined contribution plan	2	1	—	—
Benefits paid	(69)	(68)	(9)	(11)
Fair value of plan assets, end of year	$1,405	$1,302	$—	$—
The significant changes in actuarial (gain)/loss of the 2025 projected benefit obligation primarily relates to decreased discount and crediting rates and cost of living adjustment increase assumptions. The significant changes in actuarial (gain)/loss of the 2024 projected benefit obligation primarily relates to an increased discount rate and assumption changes.
The plans’ amounts recognized in the statutory-basis financial statements funding statuses and accumulated benefit obligation as of December 31 were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Funded Status:
Accrued benefit costs	$—	$—	$(94)	$(100)
Asset (Liability) for pension benefits	304	241	24	29
Total overfunded (unfunded) liabilities	$304	$241	$(70)	$(71)
Deferred Items:
Net (gain) loss	$(74)	$(15)	$(17)	$(21)
Net prior service cost	—	—	(7)	(8)
Accumulated amounts recognized in periodic pension expenses	$230	$226	$(94)	$(100)
Accumulated benefit obligation	$1,086	$1,044	$70	$71

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The unfunded liabilities for the pension plan and other postretirement plans at December 31, 2025 and 2024, are included in other liabilities in the Statutory-Basis Statement of Assets, Liabilities and Surplus. Overfunded liabilities for the pension plan and other postretirement plans for statutory reporting purposes are deemed non-admitted assets and therefore are charged directly against surplus.
A summary of the deferred items in the Statutory-Basis Statement of Surplus as of December 31 is as follows (in millions):
	Pension Plan			Other Plans
	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total	Net Prior Service Cost	Net Recognized Gains and (Losses)	Total
Balance, January 1, 2024	$—	$87	$87	$(9)	$(23)	$(32)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(101)	(101)	—	1	1
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2024	$—	$(14)	$(14)	$(8)	$(21)	$(29)
Net prior service cost recognized	—	—	—	1	—	1
Net (gain) loss arising during the period	—	(59)	(59)	—	3	3
Net gain (loss) recognized	—	—	—	—	1	1
Balance, December 31, 2025	$—	$(73)	$(73)	$(7)	$(17)	$(24)
The amounts in unassigned funds expected as of December 31 to be recognized in the next fiscal year as components of periodic benefit cost were as follows (in millions):
	Pension Plan		Other Plans
	2025	2024	2025	2024
Net prior service cost	$—	$—	$—	$—
Net recognized gains/(losses)	—	—	—	—
Pension and Other Postretirement Benefit Factors
Thrivent periodically evaluates the long-term earned rate assumptions, taking into consideration historical performance of the plans’ assets as well as current asset diversification and investment strategy in determining the rate of return assumptions used in calculating the plans’ benefit expenses and obligation. Those assumptions are summarized in the table below.
	Pension Plan		Other Plans
	2025	2024	2025	2024
Weighted Average Assumptions:
Discount rate	5.4%	5.7%	5.4%	5.7%
Expected return on plan assets	6.8	6.8	N/A	N/A
Rate of compensation increase	4.8	4.8	N/A	N/A
Interest crediting rate	4.1	4.4	N/A	N/A

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was 8.5% and 6.7% in 2025 for pre-65 participants and post-65 participants, respectively, trending down to 4.5% in 2034. The assumed health care cost trend rates can have a significant impact on the amounts reported. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent’s Medicare prescription plan is fully insured and therefore the plan’s insurer receives the federal subsidy.
The interest crediting rates are used for cash balance plans.
Estimated pension benefit payments for the next ten years are as follows: 2026 – $81 million; 2027 – $84 million; 2028 – $85 million; 2029 – $87 million; 2030 –$88 million; and 2031 to 2035 – $450 million.
Estimated other post-retirement benefit payments for the next ten years are as follows: 2026 – $8 million; 2027 – $8 million; 2028 – $7 million; 2029 – $6 million; 2030 – $6 million; and 2031 to 2035 – $28 million.
The minimum pension contribution required for 2025 under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) guidelines will be determined in the first quarter of 2026.
Pension Assets
The assets of Thrivent’s qualified pension plan are held in the Thrivent Defined Benefit Plan Trust. Thrivent has a benefit plan investment committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. A third party oversees the investment allocation process and monitors asset performance. As pension liabilities are long term in nature, Thrivent employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.
The investment portfolio contains a diversified portfolio of investment categories, including equities and fixed income securities. Allocations for plan assets for the years ended December 31 were as follows:
	Target Allocation		Actual Allocation
	2025	2024	2025	2024
Equity securities	57%	56%	58%	51%
Private Equity	13	14	12	12
Fixed income and other securities	30	30	30	37
Fixed income and other securities	100%	100%	100%	100%
Securities are also diversified in terms of domestic and international securities, short- and long-term securities, growth and value styles, large-cap and small-cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet the pension obligations in the future.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
9. Benefit Plans, continued

The fair values of the pension plan assets by asset category are presented below (in millions):
	Level 1	Level 2	Level 3	Total
December 31, 2025
Bonds	$72	$203	$1	$276
Common stocks	664	—	—	664
Affiliated mutual funds – equity funds	60	97	—	157
Short-term investments	127	13	—	140
Limited partnerships	—	—	164	164
Derivatives	(1)	9	—	8
Total	$922	$322	$165	$1,409
December 31, 2024
Bonds	$74	$213	$2	$289
Common stocks	575	—	—	575
Affiliated mutual funds – equity funds	—	99	—	99
Short-term investments	49	146	—	195
Limited partnerships	—	—	165	165
Derivatives	(1)	—	—	(1)
Total	$697	$458	$167	$1,322
The fair value of the pension plan assets as presented in the table above does not include net accrued liabilities of $4 million and $20 million as of December 31, 2025 and 2024, respectively.
There were no transfers of the pension plan Level 1 and Level 2 fair value measurements during 2025 or 2024. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.
Defined Contribution Plans
Thrivent also provides contributory and noncontributory defined contribution retirement benefits that cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect to contribute a percentage of their eligible earnings, and Thrivent will match participant contributions up to 6% of eligible earnings. In addition, Thrivent will contribute a percentage of eligible earnings for participants in a noncontributory plan for field employees. For the years ended December 31, 2025, 2024 and 2023, Thrivent contributed $52 million, $46 million and $42 million, respectively, to these plans.
As of December 31, 2025 and 2024, $43 million and $49 million of the assets of the defined contribution plans were respectively invested in a deposit administration contract issued by Thrivent.
10. Commitments and Contingent Liabilities
Litigation and Other Proceedings
Thrivent is involved in various lawsuits, contractual matters and other contingencies that have arisen in the normal course of business. Thrivent assesses exposure to these matters periodically and adjusts the provision accordingly. As of December 31, 2025, Thrivent believes adequate provision has been made for any losses that may result from these matters.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
10. Commitments and Contingent Liabilities, continued

Financial Instruments
Thrivent is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate, equity price or liquidity risk in excess of the amount recognized in the Statutory-Basis Statements of Assets, Liabilities and Surplus. Thrivent’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.
Commitments to Extend Credit
Thrivent has commitments to extend credit for mortgage loans and other lines of credit of $89 million as of December 31, 2025. Commitments to purchase limited partnerships, private placement bonds and other invested assets were $4.7 billion as of December 31, 2025. Thrivent has commitments to extend credit to Thrivent Bank subject to a borrowing limit of $85 million. This agreement has a revolving one-year maturity and can be terminated by either party.
Financial Guarantees
Thrivent has entered into an agreement to provide a Letter of Credit totaling $37 million through 2036 to guarantee certain debt obligations of a third-party civic organization in the event certain conditions occur, as defined in the agreement. This agreement is secured by the financial assets of the third party. Thrivent will receive 0.75% per annum for any unused line of credit. As of December 31, 2025 there was $0 outstanding on this line of credit.
Thrivent has guaranteed to maintain the Tier I capital of an affiliate, Thrivent Trust Company, at a minimum of $6 million, as required by Thrivent Trust Company's primary regulator.
Leases
Thrivent has operating leases for certain office equipment and real estate. Rental expense for these items totaled $14 million for each of the years ended December 31, 2025, 2024 and 2023 respectively. Future minimum rental commitments, in aggregate, as of December 31, 2025 were $137 million for operating leases. The future minimum rental payments for the five succeeding years are as follows: 2026 – $16 million; 2027 – $14 million; 2028 – $13 million; 2029 - $11 million; 2030 - $11 million; and thereafter – $72 million.
Leasing is not a significant part of Thrivent’s business activities as lessor.
11. Related Party Transactions
Investments in Subsidiaries and Affiliated Entities
Thrivent’s directly-owned subsidiary, Thrivent Holdings, Inc. (“Holdings”), is valued in accordance with SSAP No. 97 (Investments in Subsidiary, Controlled and Affiliated Entities). Annually, Thrivent files a “Form Sub-2” with the NAIC in support of the valuation of Holdings. The filing in support of the December 31, 2024, values was completed on May 5, 2025 and Thrivent received a response from the NAIC that did not disallow the valuation method.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

The admitted values were $738 million and $258 million related to Holdings for the years ended December 31, 2025 and 2024, respectively. Non-admitted values related to Holdings were $0 and $95 million for the years ended December 31, 2025 and 2024, respectively.
During 2025, Thrivent received cash distributions of $879 million and $345 million from majority-owned limited partnerships Thrivent White Rose Funds (“WRF”) and Twin Bridge Funds (“TBF”), respectively. Thrivent received cash distributions of $74 million from Thrivent Education Funding, LLC (“TEF”). During this period, Thrivent made cash contributions as contributed capital to WRF, TBF, Holdings, TEF, and Gold Ring Holdings, LLC in the amounts of $964 million, $369 million, $389 million, $69 million and $3 million, respectively.
During 2025, Thrivent received cash distributions of $94 million from Holdings, treated as dividends.
Other Related Party Transactions
Thrivent has invested $97 million and $75 million in various Thrivent mutual funds/ETFs as of December 31, 2025 and 2024, respectively.
Thrivent subsidiaries are provided administrative services from Thrivent in accordance with intercompany service agreements. The total value of services provided under these agreements totaled $183 million, $153 million and $144 million for the years ended December 31, 2025, 2024 and 2023, respectively. The net receivables due from affiliates for the years ended December 31, 2025 and 2024 were $14 million and $11 million, respectively, which is included in other assets in the Statutory-Basis Financial Statements of Assets, Liabilities and Surplus.
Thrivent has an agreement with an affiliate who distributes Thrivent’s variable products. Under the terms of the agreement, Thrivent paid commissions, bonuses and other benefits to the affiliate totaling
$186 million, $156 million and $106 million for the years ended December 31, 2025, 2024 and 2023, respectively.
Thrivent is the investment advisor for the Thrivent Series Portfolios in which the separate accounts assets are primarily invested. Advisor fees in the amount of $194 million, $196 million and $184 million for the years ended December 31, 2025, 2024 and 2023, respectively, were included in separate account fees in the Statutory-Basis Statement of Operations.
In December 2018, Thrivent acquired a variable funding note (“VFN”) issued by TEF, an affiliate of Thrivent. The VFN is supported by an indenture collateralized by student loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The VFN was paid off in full by TEF in December 2024 and Thrivent recorded an increase of less than $1 million to net investment income on the paydown.
In May 2022, a separate VFN was acquired from TEF that is supported by an indenture agreement, last amended in December 2022, and allows for a maximum aggregate principal amount of $750 million and is collateralized by point-of-sale unsecured consumer loans. The VFN is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 and $607 million as of December 31, 2025 and 2024, respectively. During 2025, Thrivent invested $184 million in the VFN and received $760 million of principal payments.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In July 2022, Holdings purchased 69.4% of Blue Rock Holdco, LLC. (“Blue Rock”), for $222 million. As of December 31, 2025, Holdings currently owns 69.6% of Blue Rock. Blue Rock is a holding company operating as a marketing and servicing provider of student loans through various subsidiary entities. The admitted value of Holdings on Thrivent's balance sheet is valued in accordance with SSAP No. 97. As part of the purchase acquisition, Blue Rock purchased College Avenue Student Loans (“CASL”) a private student loan originator and servicer.
In December 2022, Thrivent acquired an asset-backed security (“ABS”) issued by CASL. The ABS is supported by an indenture collateralized by student loans. The ABS is reported as a bond in the accompanying Statutory-Basis Statement of Assets and had an outstanding balance of $0 as of December 31, 2025 and 2024. The ABS was paid off in full by CASL in December 2024.
In December 2023, White Rose CFO 2023 Holdings, LLC (“Issuer”), a wholly owned subsidiary of Thrivent, issued a Collateralized Fund Obligation (CFO) whereby debt was issued to third parties. Issuer made available to third party investors approximately $400 million in fixed rate debt. Upon issuance of the debt, approximately $364 million in net proceeds were returned from Issuer to Thrivent. Thrivent retained approximately $436 million of an equity investment in the CFO structure in the form of a residual tranche. During 2025, Thrivent received cash distributions of $42 million. The residual tranche is reported in Other Invested Assets in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $401 million as of December 31, 2025.
In support of the CFO, Thrivent transferred their interest in portions of certain investments in WRF with a fair value of approximately $800 million to White Rose CFO 2023, LLC (“Asset HoldCo”), a wholly-owned, bankruptcy-remote subsidiary of Thrivent as underlying collateral for the CFO. These transferred WRF assets had a cost of approximately $739 million and carried an unrealized gain of approximately $61 million when they were transferred to Asset HoldCo. Thrivent then contributed its entire investment in Asset HoldCo to Issuer, with no impact to surplus. Thrivent is the named investment manager for the CFO structure and is entitled to a management fee as outlined in the executed investment management agreement between Asset HoldCo and Thrivent.
In December 2024, Thrivent acquired a multi-tranche debt security issued by CASL, which includes six debt tranches and a residual tranche that are collateralized by student loans. The individual tranches are reported as bonds and the residual tranche is reported as other invested assets in the accompanying Statutory-Basis Statement of Assets. These securities had an aggregate outstanding balance of $2 billion as of December 31, 2025.
In June 2025, Thrivent Bank launched via a merger with Thrivent Federal Credit Union. Thrivent contributed capital of $356 million to launch Thrivent Bank and to fund the Thrivent Federal Credit Union member buyout and is included in the above noted $389 million contribution to Holdings.
In August 2025, Thrivent launched Thrivent Investment Capital Advisors, LLC (“TICA”), a new registered investment advisor and indirect wholly-owned subsidiary of Thrivent. TICA is reported in affiliated common stocks in the accompanying Statutory-Basis Statement of Assets, Liabilities and Surplus and has a fair value of $5 million as of December 31, 2025.

Thrivent Financial for Lutherans
Notes to Statutory-Basis Financial Statements, continued
11. Related Party Transactions, continued

In September 2025, Thrivent entered into an agreement, whereby certain private equity limited partnership interests with a fair value of $1.6 billion were contributed to Trout Holdings GP, LLC. In 2025, Thrivent received $820 million in cash and the agreement allowed for future cash payments on deferred funding dates of 25% or $280 million six months after the closing date. The cash payments subsequent to the closing date are secured by a corresponding interest in the underlying funds of Trout Holdings GP, LLC and these payments are reported in receivables for securities. Thrivent is taking a 30% equity stake in Trout Holdings GP, LLC and is reported in other invested assets and has fair value of $486 million as of December 31, 2025.
In December 2025, Thrivent entered into a Backstop Purchase Agreement, where Thrivent has agreed to provide a guarantee to a third party and CASL to purchase the loans originated and held at the third party should CASL breach their purchase obligation. Thrivent will be providing the guarantee up to the maximum backstop amount of $1 billion, which could create additional future exposure from multiple disbursement loans not fully disbursed by date of purchase. As of December 31, 2025, CASL has not breached their purchase obligation and Thrivent was not required to purchase loans under the terms of the agreement.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Thrivent Financial for Lutherans and the Contract Owners of Thrivent Variable Insurance Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Thrivent Variable Insurance Account C indicated in Note 1, as of December 31, 2025, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Thrivent Variable Insurance Account C as of December 31, 2025, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Thrivent Financial for Lutherans management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Thrivent Variable Insurance Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Thrivent Variable Insurance Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 28, 2026

We have served as the auditor of one or more of the subaccounts of Thrivent Variable Insurance Account C since 2014.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2025

Subaccount	Investments at fair value	Net Assets	Contracts in accumulation period	Accumulation units outstanding	Unit value (accumulation)	Series funds, at cost	Series funds shares owned
High Yield	$92,346	$92,346	$92,346	2,013	$45.85	$115,398	21,631
Income	$35,845	$35,845	$35,845	984	$36.42	$38,628	3,975
Large Cap Growth	$1,520,273	$1,520,273	$1,520,273	5,888	$258.19	$802,043	24,325
Money Market	$—	$—	$—	—	$1.28	$—	—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
High Yield	$5,860	$(2,104)	$3,756	$(2,637)	$—	$4,405	$1,768	$5,524
Income	$1,843	$(923)	$920	$(1,845)	$—	$2,930	$1,085	$2,005
Large Cap Growth	$5,626	$(32,001)	$(26,375)	$27,259	$108,245	$78,690	$214,194	$187,819
Money Market	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Transfers for contract benefits and terminations	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
High Yield	$3,756	$(2,637)	$4,405	$5,524	$(6,930)	$—	$(6,930)	$(1,406)	$93,752	$92,346
Income	$920	$(1,845)	$2,930	$2,005	$(15,674)	$—	$(15,674)	$(13,669)	$49,514	$35,845
Large Cap Growth	$(26,375)	$135,504	$78,690	$187,819	$(29,589)	$—	$(29,589)	$158,230	$1,362,043	$1,520,273
Money Market	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 2024

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments and capital gain distributions	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Transfers for contract benefits and terminations	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Year	Net Assets End of Year
High Yield	$3,930	$(2,937)	$3,398	$4,391	$(7,761)	$—	$(7,761)	$(3,370)	$97,122	$93,752
Income	$1,264	$(1,654)	$1,340	$950	$(17,895)	$—	$(17,895)	$(16,945)	$66,459	$49,514
Large Cap Growth	$(23,815)	$110,447	$213,773	$300,405	$(33,022)	$—	$(33,022)	$267,383	$1,094,660	$1,362,043
Money Market	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2025

(1) ORGANIZATION

The Thrivent Variable Insurance Account C (the Variable Account) is a unit investment trust registered under the Investment Company Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains four subaccounts each of which invests only in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as provided below. For each subaccount, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2025, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended.

Subaccount	Series
High Yield	Thrivent Series Fund, Inc.—High Yield Portfolio
Income	Thrivent Series Fund, Inc.—Income Portfolio
Large Cap Growth	Thrivent Series Fund, Inc.—Large Cap Growth Portfolio
Money Market	Thrivent Series Fund, Inc.—Money Market Portfolio

The Fund is registered under the Investment Company Act of 1940 as open-end investment companies. The Funds are managed by Thrivent Investment Management, Inc. which is an affiliate of Thrivent Financial.

The Variable Account is used to support only single premium variable life insurance contracts issued by Thrivent Financial. The Variable Account has ceased issuing new business. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of Thrivent Financial.

(2) SIGNIFICANT ACCOUNTING POLICIES

The Variable Account applies the accounting and reporting guidance for investment companies as outlined in Accounting Standards Codification (ASC) 946.

Segment Reporting

The subaccounts’ operations constitute a single segment and therefore the single reportable segment of the Variable Account. The chief operating decision maker (“CODM”), Vice President — Solutions Pricing & Development, manages the business activities of the subaccounts and utilizes the Statements of Operations and its net income metric to allocate resources and assess performance of the subaccounts. The accounting policies used to measure the profit and loss of the subaccounts are the same as those described in Note 2.

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the subaccount on the ex-dividend date. Series Fund shares owned represent the number of shares of the Fund owned by the subaccount.

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial’s tax status change.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the significance of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments must be classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy.

Subsequent Events

Management has evaluated Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account’s financial statements.

(3) EXPENSE CHARGES

A surrender charge is deducted from the accumulated value of the contract to compensate Thrivent Financial if a contract is surrendered during the first eight years a contract is in force. The surrender charge is equal to 6% of the single premium through the fifth contract year, decreases by 1% for each of the contract years six through eight, and is 0% after the eighth contract year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

A daily asset charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for various charges assumed in connection with the contract. This asset charge is for premium taxes, cost of insurance, mortality and expense risks, and administration, and is equivalent to an annual rate of 2.30% of the average daily net assets of the Variable Account.

Additionally, during the year ended December 31, 2025, management fees were paid indirectly to Thrivent Financial in its capacity as advisor to the Fund.

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

Subaccount	Units Outstanding at January 1, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2024	Units Issued	Units Redeemed	Units Outstanding at December 31, 2025
High Yield	2,354	—	(181)	2,173	—	(160)	2,013
Income	1,940	—	(506)	1,434	—	(450)	984
Large Cap Growth	6,184	—	(155)	6,029	—	(141)	5,888
Money Market	—	—	—	—	—	—	—

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2025 were as follows:

Subaccount	Purchases	Sales
High Yield	$5,859	$9,035
Income	1,843	16,598
Large Cap Growth	113,871	61,590
Money Market	—	—

(6) FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2025, follows:

Subaccount	2025	2024	2023	2022	2021
High Yield
Units	2,013	2,173	2,354	2,354	2,354
Unit value	$45.85	$43.13	$41.25	$37.74	$43.01
Net assets	$92,346	$93,752	$97,122	$88,854	$101,262
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.30%	2.30%
Investment income ratio (b)	6.41%	6.41%	6.03%	5.42%	4.59%
Total return (c)	6.31%	4.56%	9.30%	(12.26)%	2.03%

Income
Units	984	1,434	1,940	1,940	1,940
Unit value	$36.42	$34.53	$34.26	$32.07	$39.00
Net assets	$35,845	$49,514	$66,459	$62,219	$75,666
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.30%	2.30%
Investment income ratio (b)	4.60%	4.42%	4.15%	3.48%	2.78%
Total return (c)	5.47%	0.81%	6.81%	(17.77)%	(2.73)%

THRIVENT VARIABLE INSURANCE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(6) FINANCIAL HIGHLIGHTS - continued

Subaccount	2025	2024	2023	2022	2021

Large Cap Growth
Units	5,888	6,029	6,184	6,184	6,184
Unit value	$258.19	$225.91	$177.01	$123.14	$189.87
Net assets	$1,520,273	$1,362,043	$1,094,660	$761,534	$1,174,173
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.30%	2.30%
Investment income ratio (b)	0.40%	0.43%	0.21%	0.00%	0.13%
Total return (c)	14.29%	27.62%	43.74%	(35.14)%	20.18%

Money Market
Units	—	—	—	—	—
Unit value	$1.28	$1.26	$1.23	$1.20	$1.21
Net assets	—	—	—	—	—
Ratio of expenses to net assets (a)	2.30%	2.30%	2.30%	2.30%	2.30%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	1.69%	2.66%	2.50%	(0.93)%	(2.27)%

(a)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for the years indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values.